Exhibit 99.01

Vocera Announces Second Quarter Revenue of $31.2 million and Raises FY’16 Guidance

SAN JOSE, Calif. — July 28, 2016 — Vocera Communications, Inc. (NYSE: VCRA), a leading healthcare communications company, today reported total revenue of $31.2 million, an increase of 22% compared to revenue of $25.4 million in the second quarter of 2015.

“The second quarter of 2016 was another strong quarter for our business. The market for our products is expanding, and our platform offering is resonating with customers who are looking for solutions to solve communication and collaboration challenges and improve patient safety and staff experience,” said Brent Lang, president and CEO of Vocera. “We are executing well as a company, and our sales, customer deployments and product development efforts are on track for continued success.”

Second quarter of 2016 financial highlights include:

•	Total revenue of $31.2 million, up 22% year-over-year

•	GAAP loss per share of $(0.10); non-GAAP diluted earnings per share of $0.02

•	Adjusted EBITDA of $1.0 million

•	Deferred revenue of $40.8 million as of June 30, 2016

•	Cash, cash equivalents and short-term investments of $118.8 million; no debt

Second Quarter 2016 Results

Total revenue for the second quarter of 2016 was $31.2 million, compared to $25.4 million in the second quarter of 2015.

(in thousand)	Three months ended June 30,
	2016	2015	% change
Revenue
Product
Device	$12,031	$9,633	25%
Software	5,671	3,687	54%

Total product revenue	17,702	13,320	33%
Service
Maintenance and support	10,573	9,447	12%
Professional services and training	2,877	2,682	7%

Total service revenue	13,450	12,129	11%

Total revenue	$31,152	$25,449	22%

GAAP gross margin for the second quarter of 2016 was 61.2%, compared to 62.1% in the second quarter of 2015.

	Three months ended June 30,
	2016	2015
Gross margin
Product	66.4%	64.5%
Service	54.4%	59.5%
Total gross margin	61.2%	62.1%
Non-GAAP gross margin
Product	67.1%	65.7%
Service	56.3%	61.7%
Total non-GAAP gross margin	62.5%	63.8%

GAAP net loss for the second quarter of 2016 was $(2.7) million, or $(0.10) per share, compared to $(5.2) million, or $(0.20) per share in the second quarter of 2015. Both Adjusted EBITDA and non-GAAP net income were positive in the second quarter of 2016.

(in thousand except per share amounts)	Three months ended June 30,
	2016	2015
Net loss	$(2,706)	$(5,171)
Net loss per share	$(0.10)	$(0.20)
Non-GAAP net income (loss)	$625	$(2,242)
Diluted non-GAAP net income (loss) per share	$0.02	$(0.09)
Adjusted EBITDA	$1,026	$(1,559)

Deferred revenue at June 30, 2016, was $40.8 million, compared to $33.9 million at June 30, 2015, and $39.6 million at December 31, 2015. Strong expense and working capital management resulted in cash, cash equivalents and short-term investments of $118.8 million at June 30, 2016, compared to $116.7 million at June 30, 2015, and $116.8 million at December 31, 2015. The Company continues to have a strong balance sheet with no debt.

Full Year and Third Quarter 2016 Guidance

The Company is raising full-year 2016 revenue guidance to between $116 and $121 million and a GAAP loss per share between $(0.48) and $(0.39). The Company also raised full-year 2016 diluted non-GAAP net income per share guidance to be between $0.00 and $0.09 and non-GAAP Adjusted EBITDA to be between $2.0 and $4.5 million.

(in million except per share amounts)	Q3’16		FY’16
	Low	High	Low	High
Revenue	$29.5	$31.5	$116.0	$121.0
Loss per share	$(0.14)	$(0.08)	$(0.48)	$(0.39)
Diluted non-GAAP net income (loss) per share	$(0.02)	$0.04	$0.00	$0.09
Adjusted EBITDA	$0.0	$1.7	$2.0	$4.5

Certain amounts in our release may not re-compute due to rounding. A reconciliation of non-GAAP to GAAP financial measures, and third quarter and full-year guidance, are included in the financial schedules, linked below.

Link to second-quarter financial statements, guidance and reconciliation to GAAP:

http://www.vocera.com/public/earnings/VCRA-Q2-16-Financials.pdf

Conference Call Information

Vocera Communications will host a conference call at 5 p.m. ET (2 p.m. PT) today, July 28, 2016, to discuss the Company’s results.

Investors may access a free, live webcast of the call through the Investors section of the Company’s website at investors.vocera.com.

The call also can be accessed by dialing 844-464-3152, or 508-637-5574 for international callers, and using the access code 30611518.

A webcast replay of the call will be archived on the Company’s website at www.vocera.com.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature are forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding future events, such as our ability to continue to execute on our business plans and strategies and our expected operating results for the third quarter and full year 2016. These forward-looking statements are based on limited information currently available to us and our management`s expectations, which are inherently subject to change and involve a number of risks and uncertainties. Actual events or results may differ materially from those in any forward-looking statement due to various factors, including but not limited to, the effects of the Patient Protection and Affordable Care Act of 2010; changes in regulations in the U.S. and other countries; the effects on government and commercial hospital customers of the federal budget and budgetary uncertainty; changes in healthcare insurance coverage and consumers’ utilization of healthcare and hospital services; our ability to achieve and maintain profitability; the demand for our various solutions in the healthcare and other markets; our lengthy and unpredictable sales cycle; our ability to offer high-quality services and support for our solutions; our ability to acquire the sole and limited source hardware and software components of our solutions; our ability to obtain the required capacity and product quality from our contract manufacturer; our ability to develop and introduce new solutions and features to existing solutions and to manage our growth; and the other factors described in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as our other filings with the Securities and Exchange Commission (SEC). Our filings with the SEC are available on the Investors section of the Company`s web site at www.vocera.com. The financial and other information contained in this press release should be read in conjunction with the financial statements and notes thereto included in our filings with the SEC. Our operating results for any historical period, including the second quarter of 2016, are not necessarily indicative of our operating results for any future periods. This press release speaks only as of its date. We assume no obligation to update the information in this press release, to revise any forward-looking statements, or to update the reasons actual events or results could differ materially from those anticipated in forward-looking statements.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates the Company’s results and makes operating decisions using various GAAP and non-GAAP measures. In addition to our GAAP results, we also consider non-GAAP gross margin, non-GAAP gross margin for products and for services, non-GAAP net income/(loss), non-GAAP earnings/(loss) per diluted share and non-GAAP operating expense. We also present Adjusted EBITDA, a non-GAAP measure that we reconcile to net income/(loss). These non-GAAP measures should not be considered as a substitute for the corresponding financial measure derived in accordance with GAAP. We present the non-GAAP measures because we consider them to be important supplemental information for our investors for analyzing our performance, core operating results and trends. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included with this press release.

Our non-GAAP gross margins, non-GAAP net income/(loss), non-GAAP earnings/(loss) per diluted share, non-GAAP operating expense, and Adjusted EBITDA are exclusive of certain items to facilitate management’s review of the comparability of our core operating results on a period to period basis because such items are not related to our ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a) Stock-based compensation expense impact. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options and restricted stock units as non-GAAP adjustments in each period.

b) Amortization of acquired intangibles. We acquired certain companies in 2010 and 2014, and booked intangible assets related to these acquisitions. The amortization of these acquired intangible assets is excluded from non-GAAP net income because it is not related to ongoing controllable management decisions and because it is non-cash in nature.

c) Securities litigation. In August 2013, Vocera and other related parties were named as defendants in two purported securities class actions, alleging claims for allegedly misleading statements regarding our business and financial results. An agreement in principle to settle these matters has been agreed to by Vocera and lead plaintiff counsel in the third quarter of 2015 and is subject to approval by the Court. Our projections of net income/(loss), and non-GAAP earnings/(loss) per diluted share for the full year and third quarter of 2016 do not give effect to any such future legal expenses because we do not regard them as reflective of the costs we incur to operate our business. For the same reason, our non-GAAP results exclude these securities litigation expenses.

d) Acquisition related expenses. In addition to the amortization of acquired intangibles mentioned above, we also adjust for certain acquisition-related expenses that we may incur including (i) professional service fees and (ii) transition costs. Professional service fees include third party costs related to the acquisition, such as due diligence costs, accounting fees, legal fees, valuation services and commissions, if any. Transition costs include retention payments, transitional employee costs and earn-out payments treated as compensation expense. We consider such costs and adjustments as highly variable in amount and frequency, being significantly impacted by the timing and size of any acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management can better focus on the organic continuing operations of our baseline and acquired businesses.

(e) Restructuring costs. We exclude restructuring costs from non-GAAP measures because we do not regard these limited-term or one-time costs as reflective of normal costs we incur to operate our business. These are defined in U.S. GAAP to include one-time employee termination benefits, contract termination costs, and other associated costs, with respect to exit or disposal activities.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Vocera’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock option grants.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding our financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) These non-GAAP financial measures facilitate comparisons to the operating results of other companies commonly compared to us, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance; and

3) These non-GAAP financial measures are employed by our management in their own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i) While share-based compensation constitutes one of our ongoing and recurring expenses, it is not an expense that requires cash settlement by us. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation are dependent upon the trading price of our common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•	Our stock option, restricted stock unit, and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future; and

•	Other companies may calculate non-GAAP financial measures differently than us, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between our non-GAAP and GAAP financial results is set forth in the financial tables referred to above, and linked to, this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results for the respective periods.

About Vocera:

Vocera Communications, Inc. offers one of the most robust clinical communications systems in healthcare. Installed in more than 1,300 organizations worldwide, Vocera delivers secure, integrated and intelligent communication solutions that enable care teams to collaborate more efficiently by delivering the right information, to the right person, on the right device, in the right location, at the right time. Vocera solutions provide hands-free voice communication, smartphone applications, secure text messaging, patient engagement tools, and integrated clinical workflow with EHRs, nurse call systems and physiological monitors. These solutions help improve operational efficiency, quality of care, safety and satisfaction across the continuum of care. In addition to technology solutions, Vocera drives thought leadership and new standards in care to elevate patient, family, nurse and physician experiences via the company’s research collaborative, the Experience Innovation Network. Vocera is led by President and CEO Brent Lang and is headquartered in San Jose, California, with offices in San Francisco, Tennessee, Canada, India, United Arab Emirates and the United Kingdom. Robert J. Zollars is the Chairman of the Board. For more information, visit www.vocera.com and @VoceraComm on Twitter.

The Vocera logo is a trademark of Vocera Communications, Inc. Vocera® is a trademark of Vocera Communications, Inc. registered in the United States and other jurisdictions. All other trademarks appearing in this release are the property of their respective owners.

Contacts:

Investors:

Sue Dooley

Vocera Communications, Inc.

408.882.5971

investorrelations@vocera.com

Media:

Tara Stultz

Amendola Communications

440.225.9595

tstultz@acmarketingpr.com

Vocera Communications, Inc.

Condensed consolidated statements of operations

(In thousand, except per share amounts)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Revenue
Product	$17,702	$13,320	$31,504	$25,782
Service	13,450	12,129	26,425	23,485

Total revenue	31,152	25,449	57,929	49,267

Cost of revenue
Product	5,944	4,723	10,393	9,155
Service	6,134	4,914	11,784	9,765

Total cost of revenue	12,078	9,637	22,177	18,920

Gross profit	19,074	15,812	35,752	30,347

Operating expenses
Research and development	4,428	4,242	8,400	8,725
Sales and marketing	12,747	12,102	24,773	22,516
General and administrative	4,625	4,568	8,961	8,568

Total operating expenses	21,800	20,912	42,134	39,809

Loss from operations	(2,726)	(5,100)	(6,382)	(9,462)
Interest income	199	117	377	227
Other expense, net	(137)	(33)	(151)	(165)

Loss before income taxes	(2,664)	(5,016)	(6,156)	(9,400)
Provision for income taxes	(42)	(155)	(134)	(258)

Net loss	$(2,706)	$(5,171)	$(6,290)	$(9,658)

Net loss per share:
Basic and diluted	$(0.10)	$(0.20)	$(0.24)	$(0.38)

Weighted average shares used to compute net loss per share:
Basic and diluted	26,624	25,832	26,501	25,749

Vocera Communications, Inc.

Condensed consolidated balance sheets

(In thousand)

(Unaudited)

	As of
	June 30,	December 31,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$26,367	$20,572
Short-term investments	92,409	96,202
Accounts receivable, net	19,121	22,605
Other receivables	886	1,009
Inventories	4,367	2,713
Prepaid expenses and other current assets	2,303	2,165

Total current assets	145,453	145,266
Property and equipment, net	5,881	3,620
Intangible assets, net	2,003	2,375
Goodwill	9,988	9,988
Other long-term assets	779	1,012

Total assets	$164,104	$162,261

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$3,817	$2,932
Accrued payroll and other current liabilities	12,383	13,339
Deferred revenue, current	32,837	31,495

Total current liabilities	49,037	47,766
Deferred revenue, long-term	7,957	8,097
Other long-term liabilities	3,554	1,967

Total liabilities	60,548	57,830
Stockholders’ equity	103,556	104,431

Total liabilities and stockholders’ equity	$164,104	$162,261

Vocera Communications, Inc.

Reconciliation of GAAP to Non-GAAP

(In thousand, except per share amounts)

(Unaudited)

	Three months ended June 30,
		Stock	Intangible
	GAAP	compensation	amortization	Litigation	Total	Non-GAAP
	2016	expense (a)	(b)	expense (c)	adjustments	2016
Revenue
Product	$17,702					$17,702
Service	13,450					13,450

Total revenue	31,152	—	—	—	—	31,152

Cost of revenue
Product	5,944	66	59		125	5,819
Service	6,134	258			258	5,876

Total cost of revenue	12,078	324	59	—	383	11,695

Gross profit	19,074	(324)	(59)	—	(383)	19,457

Operating expenses
Research and development	4,428	304			304	4,124
Sales and marketing	12,747	1,278	46		1,324	11,423
General and administrative	4,625	1,239	81		1,320	3,305

Total operating expenses	21,800	2,821	127	—	2,948	18,852

Income (loss) from operations	(2,726)	(3,145)	(186)	—	(3,331)	605
Interest income	199					199
Other expense, net	(137)					(137)

Income (loss) before income taxes	(2,664)	(3,145)	(186)	—	(3,331)	667
Provision for income taxes	(42)					(42)

Net Income (loss)	$(2,706)	$(3,145)	$(186)	$—	$(3,331)	$625

Net income (loss) per share:
Basic	$(0.10)					$0.02

Diluted	$(0.10)					$0.02

Weighted average shares used to compute net income (loss) per share:
Basic	26,624					26,624

Diluted	26,624					28,002

	Three months ended June 30,
		Stock	Intangible
	GAAP	compensation	amortization	Litigation	Total	Non-GAAP
	2015	expense (a)	(b)	expense (c)	adjustments	2015
Revenue
Product	$13,320				—	$13,320
Service	12,129				—	12,129

Total revenue	25,449	—	—	—	—	25,449

Cost of revenue
Product	4,723	70	81		151	4,572
Service	4,914	271			271	4,643

Total cost of revenue	9,637	341	81	—	422	9,215

Gross profit	15,812	(341)	(81)	—	(422)	16,234

Operating expenses
Research and development	4,242	283			283	3,959
Sales and marketing	12,102	1,061	58		1,119	10,983
General and administrative	4,568	1,059	41	5	1,105	3,463

Total operating expenses	20,912	2,403	99	5	2,507	18,405

Loss from operations	(5,100)	(2,744)	(180)	(5)	(2,929)	(2,171)
Interest income	117					117
Other expense, net	(33)					(33)

Loss before income taxes	(5,016)	(2,744)	(180)	(5)	(2,929)	(2,087)
Provision for income taxes	(155)					(155)

Net loss	$(5,171)	$(2,744)	$(180)	$(5)	$(2,929)	$(2,242)

Net loss per share:
Basic and diluted	$(0.20)					$(0.09)

Weighted average shares used to compute net loss per share:
Basic and diluted	25,832					25,832

(a)	This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b)	This adjustment reflects the accounting impact of acquisitions in 2010 and 2014 in non-cash expense.
(c)	This operating expense adjustment reflects class action litigation expenses from the August 2013 lawsuit.

Vocera Communications, Inc.

Reconciliation of GAAP to Non-GAAP

(In thousand, except per share amounts)

(Unaudited)

	Six months ended June 30,
		Stock	Intangible
	GAAP	compensation	amortization	Litigation	Total	Non-GAAP
	2016	expense (a)	(b)	expense (c)	adjustments	2016
Revenue
Product	$31,504					$31,504
Service	26,425					26,425

Total revenue	57,929	—	—	—	—	57,929

Cost of revenue
Product	10,393	106	119		225	10,168
Service	11,784	487			487	11,297

Total cost of revenue	22,177	593	119	—	712	21,465

Gross profit	35,752	(593)	(119)	—	(712)	36,464

Operating expenses
Research and development	8,400	530			530	7,870
Sales and marketing	24,773	2,288	92		2,380	22,393
General and administrative	8,961	2,280	161		2,441	6,520

Total operating expenses	42,134	5,098	253	—	5,351	36,783

Loss from operations	(6,382)	(5,691)	(372)	—	(6,063)	(319)
Interest income	377					377
Other expense, net	(151)					(151)

Loss before income taxes	(6,156)	(5,691)	(372)	—	(6,063)	(93)
Provision for income taxes	(134)					(134)

Net loss	$(6,290)	$(5,691)	$(372)	$—	$(6,063)	$(227)

Net loss per share:
Basic and diluted	$(0.24)					$(0.01)

Weighted average shares used to compute net loss per share:
Basic and diluted	26,501					26,501

	Six months ended June 30,
		Stock	Intangible
	GAAP	compensation	amortization	Litigation	Total	Non-GAAP
	2015	expense (a)	(b)	expense (c)	adjustments	2015
Revenue
Product	$25,782					$25,782
Service	23,485					23,485

Total revenue	49,267	—	—	—	—	49,267

Cost of revenue
Product	9,155	134	162	—	296	8,859
Service	9,765	516	—	—	516	9,249

Total cost of revenue	18,920	650	162	—	812	18,108

Gross profit	30,347	(650)	(162)	—	(812)	31,159

Operating expenses
Research and development	8,725	543	—	—	543	8,182
Sales and marketing	22,516	2,095	116	—	2,211	20,305
General and administrative	8,568	2,050	82	9	2,141	6,427

Total operating expenses	39,809	4,688	198	9	4,895	34,914

Loss from operations	(9,462)	(5,338)	(360)	(9)	(5,707)	(3,755)
Interest income	227					227
Other expense, net	(165)	—	—	—		(165)

Loss before income taxes	(9,400)	(5,338)	(360)	(9)	(5,707)	(3,693)
Provision for income taxes	(258)					(258)

Net loss	$(9,658)	$(5,338)	$(360)	$(9)	$(5,707)	$(3,951)

Net loss per share:
Basic and diluted	$(0.38)					$(0.15)

Weighted average shares used to compute net loss per share:
Basic and diluted	25,749					25,749

(a)	This adjustment reflects the accounting impact of non-cash stock-based compensation expense.
(b)	This adjustment reflects the accounting impact of acquisitions in 2010 and 2014 in non-cash expense.
(c)	This operating expense adjustment reflects class action litigation expenses from the August 2013 lawsuit.

Vocera Communications, Inc.

Non-GAAP Adjusted EBITDA

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
GAAP net loss	$(2,706)	$(5,171)	$(6,290)	$(9,658)
Add back:
Stock compensation expense	3,145	2,744	5,691	5,338
Litigation expense	—	5	—	9
Interest income	(185)	(101)	(350)	(193)
Depreciation and amortization expense	730	809	1,456	1,654
Provision for income taxes	42	155	134	258

Non-GAAP adjusted EBITDA	$1,026	$(1,559)	$641	$(2,592)

Vocera Communications, Inc.

Future guidance for operating results

(In millions, except per share amounts)

Reconciliation for GAAP to Non-GAAP for net loss and net loss per share
	Q3-16		FY-16
	Low	High	Low	High
Revenue	$29.5	$31.5	$116.0	$121.0
GAAP net loss	(3.8)	(2.2)	(12.7)	(10.2)
Stock compensation expense	3.2	3.2	12.1	12.1
Intangible amortization expense	0.1	0.1	0.7	0.7

Total adjustments	3.3	3.3	12.7	12.7

Non-GAAP net income (loss)	$(0.5)	$1.1	$0.1	$2.5

Weighted average shares (in thousands)
Basic	27,100	27,100	26,300	26,300
Diluted	27,100	28,500	27,200	27,200
GAAP net loss per share, basic and diluted	$(0.14)	$(0.08)	$(0.48)	$(0.39)
Non-GAAP net income (loss) per share:
Basic	$(0.02)	$0.04	$0.00	$0.10
Diluted	$(0.02)	$0.04	$0.00	$0.09

Reconciliation of Non-GAAP net loss to adjusted EBITDA
	Q3-16		FY-16
	Low	High	Low	High
Non-GAAP net loss	$(0.5)	$1.1	$0.1	$2.5
Interest income, net	(0.1)	(0.1)	(0.5)	(0.5)
Depreciation expense	0.5	0.5	2.1	2.1
Provision for income taxes	0.1	0.1	0.3	0.3

Total adjustments	0.5	0.5	2.0	2.0

Adjusted EBITDA	$0.0	$1.7	$2.0	$4.5

Amounts may not recompute due to rounding.